Exhibit 99.1

For more information, contact: Communications Media.Relations@CenterPointEnergy.com

CenterPoint Energy announces sale of its Ohio Natural Gas Business to National

Fuel Gas Company for $2.62 billion

•	Transaction valuation represents approximately 1.9x 2024 rate base for the company’s Ohio natural gas business’s Local Distribution Company (Ohio LDC)

•	Company will remain focused on delivering safe and reliable gas service to its West Central Ohio customers and provide a seamless transition

•	Sale will continue Company’s strong track record of efficiently recycling capital by leveraging approximately $2.62 billion to support industry-leading $65 billion capital plan

•	Transaction will also enable CenterPoint to reprioritize future capital investments across its more focused regulated electric and natural gas, multi-state utility footprint

•	Company reiterates its recently increased non-GAAP EPS growth rate of 9% in 2025, and long-term EPS targets through 2035[1]

HOUSTON – CenterPoint Energy, Inc. (NYSE: CNP) (“CenterPoint” or the “Company”) today announced the sale of its Ohio natural gas Local Distribution Company (LDC) business, Vectren Energy Delivery of Ohio, LLC, to National Fuel Gas Company (NYSE: NFG), a diversified energy company headquartered in Western New York, for $2.62 billion. The assets include approximately 5,900 miles of transmission and distribution pipeline in Ohio serving approximately 335,000 metered customers.

The sales price of $2.62 billion represents an approximately 1.9x multiple of 2024 Ohio LDC rate base. The transaction is subject to customary closing conditions, including completion of Hart-Scott-Rodino review and completion of a notice filing and review with the Public Utilities Commission of Ohio.

CenterPoint expects the transaction to close in the fourth quarter of 2026. The Company expects to receive $1.42 billion in proceeds in 2026 and the remaining $1.20 billion in 2027 pursuant to a seller note to be entered into at closing.

“Our Ohio natural gas business is a strong and growing enterprise supported by a deeply committed local team focused on safety, excellence in execution, and delivering positive outcomes for customers. I would like to thank our Ohio natural gas employees and the other team members across CenterPoint who support this business for their continued dedication and service as we move through this process. Together with National Fuel, we will be focused on delivering a seamless transition for the approximately 335,000 customers in West Central Ohio, and we are confident that National Fuel will support the continued growth and success of the business for the benefit of customers, communities and employees,” said Jason Wells, Chair and Chief Executive Officer of CenterPoint Energy.

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CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS (as defined herein) and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

“As we shared recently, as part of our refreshed 10-year capital plan, this transaction will allow us to continue to optimize our portfolio of utility operations and efficiently recycle more than $2 billion back into our other electric and natural gas businesses which will help fuel our industry leading earnings growth over the next 10 years.”

“While we have executed several gas LDC transactions in the last few years to help continue to drive our growth, our natural gas business remains core to our overall company strategy of providing secure and reliable energy to millions of customers across Texas, Indiana and Minnesota where we have significant footprints and customer-centric investment plans,” said Wells.

Goldman Sachs & Co. LLC and Guggenheim Securities, LLC served as CenterPoint’s financial advisors. Gibson, Dunn & Crutcher LLP, Barnes & Thornburg LLP, Bricker Graydon LLP, and Whitt Sturtevant LLP served as CenterPoint’s legal advisors.

About CenterPoint Energy, Inc.

As the only investor owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Minnesota, Ohio and Texas. As of June 30, 2025, the Company owned approximately $44 billion in assets. With approximately 8,300 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com.

About National Fuel

National Fuel is a diversified energy company headquartered in Western New York that operates an integrated collection of natural gas assets across four business segments: Exploration & Production, Pipeline & Storage, Gathering, and Utility. Additional information about National Fuel is available at www.nationalfuel.com.

Use of Non-GAAP Measures

As included in this news release, CenterPoint provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.

Management evaluates CenterPoint’s financial performance in part based on non-GAAP income and non-GAAP diluted earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables of this news release, where applicable. CenterPoint’s non-GAAP income and non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, net income and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.

Non-GAAP EPS guidance excludes:

•	Earnings or losses from the change in value of CenterPoint’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities;

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Gains, losses and impacts, including related expenses, associated with mergers and divestitures, such as the divestiture of our Louisiana and Mississippi natural gas LDC businesses and our expected divestiture of our Ohio natural gas LDC business; and

•	Impacts related to temporary emergency electric energy facilities once they are no longer part of our rate-regulated business.

In providing non-GAAP EPS guidance, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the non-GAAP EPS guidance range for any particular year may not be met, or the projected annual non-GAAP EPS growth rate may change. CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this news release are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, the timing of the closing of the Transaction, the timing and receipt of Seller Note proceeds and the Company’s intended use of the proceeds of the Transaction as well as statements about the Company’s capital plans and earnings growth. Each forward-looking statement contained in this news release speaks only as of the date of this news release. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to (1) the timing of the expiration or termination of the Hart-Scott-Rodino waiting period and the receipt of any consents, waivers or approvals required to be obtained pursuant to applicable antitrust laws, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction or could otherwise cause the failure of the Transaction to close, (3) the risk that a condition to the closing of the Transaction may not be satisfied, including obtaining required regulatory approvals, (4) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the Transaction, (5) the timing to consummate the Transaction, (6) disruption from the Transaction making it more difficult to maintain relationships with customers, employees, regulators or suppliers, (7) the diversion of management time and attention on the Transaction and (8) other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, CenterPoint Energy’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025 and other reports the Company may file from time to time with the Securities and Exchange Commission..

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